United States

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

February 28, 2022

Date of Report (Date of earliest event reported)

Roth CH Acquisition V Co.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-41105	83-1229207
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

888 San Clemente Drive, Suite 400 Newport Beach, CA	92660
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (949) 720-5700

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	ROCL	The Nasdaq Stock Market LLC
Warrants	ROCLW	The Nasdaq Stock Market LLC
Units	ROCLU	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On February 28, 2022, the Board of Directors of Roth CH Acquisition V Co. (the “Company”) appointed Ryan Hultstrand to serve as a Co-Chief Operating Officer of the Company until his resignation or removal.

Ryan Hultstrand, age 33, joined Craig-Hallum Capital Group LLC in 2013, and has been a Managing Director in the Investment Banking department since January 2022. Mr. Hultstrand was previously a Vice President of Craig-Hallum Capital Group LLC from January 2018 until January 2022. Mr. Hultstrand has over 10 years of experience in investment banking and consulting in the healthcare, consumer, industrial and technology sectors, with a focus on SPACs. Mr. Hultstrand has a B.A. from Carleton College.

Craig-Hallum Capital Group LLC acted as a joint-book running manager, together with Roth Capital Partners, LLC, in the Company’s initial public offering. The company has also engaged Craig-Hallum Capital Group LLC and Roth Capital Partners, LLC as advisors in connection with the Company’s initial business combination. The Company will pay Craig-Hallum Capital Group LLC and Roth Capital Partners, LLC a fee for such services upon the consummation of the Company’s initial business combination in accordance with the business combination marketing agreement among the Company, Craig-Hallum Capital Group LLC and Roth Capital Partners, LLC entered into in connection with the Company's initial public offering.

Mr. Hultstrand has no family relationships with any of the executive officers or directors of the Company. There have been no transactions in the past two years to which the Company or any of its subsidiaries was or is to be a party, in which Mr. Hultstrand had, or will have, a direct or indirect material interest requiring disclosure under Item 404(a) of Regulation S-K. The Company will enter into its standard form of indemnification agreement with Mr. Hultstrand.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 2, 2022

ROTH CH ACQUISITION V CO.

By:	/s/ Byron Roth
Name:	Byron Roth
Title:	Co-Chief Executive Officer and Co-Chairman of the Board